Summary Prospectus

KraneShares
CCBS China Corporate High Yield Bond USD Index ETF

Principal Listing Exchange for the Fund: NYSE Arca, Inc.

Ticker Symbol: KCCB

June 25, 2018

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information, recent reports to shareholders, when available, and other information about the Fund online at www.kraneshares.com. You can also get this information at no cost by calling 1-855-857-2638, by sending an e-mail request to KraneFunds@seic.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, each dated January 2, 2018, as each may be amended or supplemented from time to time, and recent reports to shareholders, when available, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

Investment Objective

The KraneShares CCBS China Corporate High Yield Bond USD Index ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, track the price and yield performance of a specific fixed income securities index. The Fund’s current index is the Solactive USD China Corporate High Yield Bond Index (the “Underlying Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The table below does not include the brokerage commissions that you may pay when purchasing or selling shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.68%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses**	0.01%
Total Annual Fund Operating Expenses	0.69%

____________

*      Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

**     Based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. The Example does not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years
$70	$221

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund had not commenced investment operations prior to the end of the fiscal year ended March 31, 2017, it does not have portfolio turnover information for the prior fiscal year to report.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its total assets in components of the Underlying Index (“80% policy”) and to-be-announced transactions representing such components. The Underlying Index seeks to track the performance of outstanding high yield debt securities denominated in U.S. dollars issued by Chinese companies. For purposes of the Underlying Index, Chinese companies include companies that conduct the majority of their major business activities in, are headquartered in or have the majority of their business assets, profits, or revenues in China or Hong Kong as determined by the index provider, Solactive, AG (“Index Provider”).

Securities included in the Underlying Index are available for investment through the U.S. dollar-denominated bond market and may be primarily traded in different markets around the world, including Asia and the United States. The securities eligible for inclusion in the Underlying Index include fixed interest rate securities, fixed-to-float and fixed-to-variable securities with one year or more until their conversion, pay-in-kind securities, and step-up-coupon securities. The Underlying Index is weighted according to the market value of the outstanding debt qualified for inclusion in the Underlying Index, except that it limits, as of each rebalance: (1) issuers engaged in the same economic sector from representing more than 40% of the Underlying Index; and (2) after applying the sector limit, the weight of any single issuer’s securities from exceeding 5% of the Underlying Index.

The issues that are eligible for inclusion in the Underlying Index, as of each rebalance, include those that are: (1) at least 40 days old; (2) have two to five years remaining until maturity or no maturity date; (3) are unrated by Fitch Ratings, Ltd. (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or have at least one rating by Fitch or Moody’s that is equal or lower to BBB- or Baa3; (4) have not defaulted; (5) have a par value of at least $300 million; and (6) are issued by issuers with outstanding public debt securities with a value of at least $1 billion. The security with the highest yield to maturity will be included in the Underlying Index for issuers with more than one security eligible for inclusion in the Underlying Index or, if they have the same yield to maturity, the security with the highest amount outstanding will be included in the Underlying Index.

The Fund may invest up to 20% of its assets in instruments that are not included in the Underlying Index, but that the Fund’s subadviser, CCB Securities, Ltd. (“CCBS”) believes will help the Fund track its Underlying Index. These instruments include debt securities not included in the Underlying Index, such as government and quasi-sovereign debt securities, on-shore renminbi (“RMB”) debt securities eligible for investment through either a People’s Bank of China program that permits foreign investors to invest in RMB-denominated debt securities (“RMB Bonds”) in the Chinese Interbank Bond Market (“CIBM Program”) or through a Renminbi Qualified Foreign Institutional Investor (“RQFII”) or Qualified Foreign Institutional Investor (“QFII”) license, and other foreign currency-denominated debt securities. These instruments may also include derivatives (including swaps, futures, structured notes and options), equity securities and cash and cash equivalents. To the extent the Fund invests in RMB Bonds, it expects to do so through the CIBM Program but Krane or CCBS may choose to apply for a RQFII or QFII license in the future.

The Fund may invest up to 10% of its net assets in shares of investment companies, such as ETFs, unit investment trusts, closed-end investment companies and foreign investment companies (provided that it does not own more than 3% of, or invest more than 5% of its assets in, any one company), including to gain exposure to component securities of the Fund’s Underlying Index or when such investments present a more cost efficient alternative to investing directly in the

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

securities. Foreign investment companies in which the Fund may invest include RMB-denominated short-term bond funds domiciled in the PRC (“PRC Investment Companies”). The Fund may also hold cash in a deposit account in China or invest in U.S. money market funds or other U.S. cash equivalents. The other investment companies in which the Fund may invest may be advised, sponsored or otherwise serviced by Krane, CCBS and/or their affiliates.

Although the Fund reserves the right to use a replication strategy, the Fund expects to use representative sampling to track the Underlying Index. “Representative sampling” is a strategy that involves investing in a representative sample of securities that collectively have an investment profile similar to the Underlying Index.

As of December 10, 2017, the Underlying Index included 65 issues. As of December 10, 2017, the credit ratings for the rated components in the Underlying Index ranged from BBB to CC, as determined by Fitch or Moody’s or were unrated. The Underlying Index is rebalanced quarterly. The Underlying Index is provided by the Index Provider. The Index Provider is independent of the Fund, Krane and CCBS.

The Fund may engage in securities lending.

The Fund is non-diversified. To the extent the Underlying Index is concentrated in a particular industry, the Fund is expected to be concentrated in that industry. As of December 10, 2017, issuers in the financials sector (69.13%) represented a significant portion of the Underlying Index.

Principal Risks

As with all exchange traded funds (“ETFs”), a shareholder of the Fund is subject to the risk that his or her investment could lose money. The Fund may not achieve its investment objective and an investment in the Fund is not by itself a complete or balanced investment program. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves the risk of total loss. In addition to these risks, the Fund is subject to a number of additional principal risks that may affect the value of its shares, including:

China Risk. The Fund’s investments will have significant exposure to China, and therefore the Fund is susceptible to adverse market, political, regulatory, and geographic events affecting China. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and surrounding Asian countries. In addition, the Chinese economy is export-driven and highly reliant on trade. A downturn in the economies of China’s primary trading partners could slow or eliminate the growth of the Chinese economy and adversely impact the Fund’s investments. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

In the Chinese securities markets, a small number of issuers may represent a large portion of the entire market. The Chinese securities markets are subject to more frequent trading halts and low trading volume, resulting in substantially less liquidity and greater price volatility. Further, the Chinese economy is heavily dependent upon trading with key partners, such as the United States, Japan and countries in the European Union. Any reduction or threat of reduction in this trading may

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

cause an adverse impact on the Chinese economy and, thus, the value of the Fund’s investments. Investment risk may be more pronounced for investments in the PRC debt markets than for Chinese securities markets generally because the PRC debt markets are subject to greater government restrictions and control, including the risk of nationalization and expropriation of private assets, which could result in a total loss of an investment in the Fund. The RMB Bond market is volatile with a risk of trading suspensions in particular securities and government interventions. Trading in RMB Bonds may be suspended without warning and for lengthy periods. Information on such trading suspensions, including as to their expected length, may be unavailable. Securities affected by trading suspensions may be or become illiquid.

In recent years, Chinese entities have incurred significant levels of debt and Chinese financial institutions currently hold relatively large amounts of non-performing debt. Thus, there exists a possibility that widespread defaults could occur, which could trigger a financial crisis, freeze Chinese debt and finance markets and make certain Chinese securities illiquid.

Specific Risks of Investing in the PRC Debt Markets

The CIBM Program was announced in February 2016 and represents an exception to Chinese laws that generally restrict foreign investment in RMB Bonds. There is a significant risk that Chinese regulators may alter all or part of the structure and terms of, as well as the Fund’s access to, the CIBM Program in the future or eliminate it altogether, which may limit or prevent the Fund from investing directly in RMB Bonds.

A RQFII or QFII license may also be used to invest directly in RMB Bonds. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may revise or discontinue the RQFII program at any time. Should the amount of RMB Bonds that the Fund is eligible to invest in via a RQFII or QFII license be or become inadequate to meet the Fund’s investment needs, such as if Krane or the sub-adviser is unable to obtain RQFII or QFII status, the Fund could be adversely affected.

CIBM Program Risk. The CIBM Program permitting foreign investors to invest directly in RMB Bonds is relatively new, and its effect on the market for the types of securities in which the Fund will invest is relatively unknown. Further, any future regulations or restrictions, such as limitations on redemptions or suspension of the CIBM Program, could adversely impact the Fund. There is no guarantee that the People’s Bank of China will continue to support the CIBM Program in the future, and it may act to alter it or eliminate it altogether. Further, in order to participate in the CIBM Program, an onshore settlement agent, will be appointed for the Fund through whom trades in the CIBM Program will be conducted. The quality of the Fund’s trades and settlement will be dependent upon the settlement agent, who may not perform to expectations and, thereby, harm the Fund. The agent could also terminate its relationship with Krane, CCBS and/or the Fund and thus eliminate the Fund’s access to the CIBM Program, which could adversely affect the Fund.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to intervention by government actors and the imposition of “capital controls.” Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets and could adversely affect a Fund’s investments as well as the issuers in which the Fund invests. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Although the RMB is not presently freely convertible, rather it is subject to the approval of SAFE and other relevant

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

authorities, repatriations by RQFIIs are currently permitted daily and Chinese authorities have indicated their plans to move to a fully freely convertible RMB. There is no assurance, however, that repatriation restrictions will not be (re-)imposed in the future.

Currency Risk. The Fund’s NAV is determined on the basis of the U.S. dollar, therefore, the Fund may lose value if a security denominated in another currency depreciates against the U.S. dollar. The Fund may also be subject to delays in converting or transferring U.S. dollars to foreign currencies for the purpose of purchasing portfolio investments. This may hinder the Fund’s performance, including because any delay could result in the Fund missing an investment opportunity and purchasing securities at a higher price than originally intended, or incurring cash drag.

Custody Risks. In accordance with Chinese regulations and the terms of a QFII or RQFII license, as applicable, and insofar as Krane and/or CCBS acquires a QFII or RQFII license, RMB Bonds will be held in the joint names of the Fund and Krane or CCBS. While Krane and/or CCBS may not use such an account for any purpose other than for maintaining the Fund’s assets, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. There is a risk that creditors of Krane and/or CCBS may assert that the securities are owned by Krane and/or CCBS and that regulatory actions taken against Krane and/or CCBS may affect the Fund. The risk is particularly acute in the case of cash deposited with a PRC sub-custodian (“PRC Custodian”) because it may not be segregated, and it may be treated as a debt owing from the PRC Custodian to the Fund as a depositor. Thus, in the event of a PRC Custodian bankruptcy, liquidation, or similar event, the Fund may face difficulties and/or encounter delays in recovering its cash.

Hong Kong Risk. The economy of Hong Kong has few natural resources and any fluctuation or shortage in the commodity markets could have a significant adverse effect on the Hong Kong economy. Hong Kong is also heavily dependent on international trade and finance. Additionally, the continuation and success of the current political, economic, legal and social policies of Hong Kong is dependent on and subject to the control of the Chinese government.

RQFII and QFII License Risk. A RQFII or QFII license and quota may be acquired to invest directly in RMB Bonds. The RQFII rules were adopted relatively recently and are novel. Chinese regulators may revise or discontinue the RQFII program at any time. The Fund’s investments may be limited to the quota obtained by Krane and/or CCBS in their capacity as a RQFII or QFII on behalf of the Fund. There is no guarantee that the CSRC will ultimately grant a RQFII or QFII license or quota, and the application process may take a significant amount of time. In addition, a reduction or elimination of the quota may have a material adverse effect on the ability of the Fund to achieve its investment objectives. Should the amount of RMB Bonds that the Fund is eligible to invest in be or become inadequate to meet its investment needs, such as if Krane or CCBS is unable to obtain RQFII or QFII status, the Fund may need to rely exclusively on investments through the CIBM Program to purchase RMB Bonds.

Tax Risk. Although Chinese law provides for a 10% withholding tax (“WHT”) on capital gains realized by non-residents, significant uncertainties surround the implementation of this law, particularly with respect to trading of debt-related RMB Bonds by RQFIIs and QFIIs. In addition, there is uncertainty as to the application and implementation of China’s value added tax to the Fund’s activities. It is also unclear how China’s value added tax may apply to RMB Bonds and how such application may be affected by tax treaty provisions. If such a tax is collected, the expense

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

will be passed on and borne by the Fund. The imposition of such taxes, as well as future changes in applicable PRC tax law, may adversely affect the Fund. In light of this uncertainty, the Fund reserves the right to establish a reserve for such taxes, although it currently does not do so. If the Fund establishes such a reserve but is not ultimately subject to these taxes, shareholders who redeemed or sold their shares while the reserve was in place will effectively bear the tax and may not benefit from the later release, if any, of the reserve. Conversely, if the Fund does not establish such a reserve but ultimately is subject to the tax, shareholders who redeemed or sold their shares prior to the tax being withheld, reserved or paid will have effectively avoided the tax. Investors should note that such provision, if any, may be excessive or inadequate to meet actual Chinese tax liabilities (which could include interest and penalties) on the Fund’s investments. As a result, investors may be advantaged or disadvantaged depending on the final rules of the relevant PRC tax authorities.

Concentration Risk. Because the Fund’s assets are expected to be concentrated in an industry or group of industries to the extent that the Underlying Index concentrates in a particular industry or group of industries, the Fund is subject to loss due to adverse occurrences that may affect that industry or group of industries or sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments. From time to time, the Fund may invest a significant percentage of its assets in issuers in a single industry (or the same group of industries) or sector of the economy. While the Fund’s sector and industry exposure is expected to vary over time based on the composition of the Underlying Index, the Fund is currently subject to the principal risks described below. The Fund may have significant exposure to other industries or sectors over time.

Financials Sector Risk. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Derivatives Risk. The use of derivatives (including swaps, futures, structured notes and options) may involve leverage, which includes risks that are different from, and greater than, the risks associated with investing directly in a reference asset, because a small investment in a derivative can result in a large impact on the Fund. In addition, derivatives can be illiquid and imperfectly correlate with the reference asset, resulting in unexpected returns that could materially adversely affect the Fund. Certain derivatives (such as swaps) are bi-lateral agreements that expose the Fund to counterparty risk, which is the risk of loss in the event that the counterparty to an agreement fails to perform under it. Because a swap is an obligation of the counterparty, the Fund may suffer losses potentially equal to, or greater than, the full value of the swap if the counterparty fails to perform its obligations under the swap. Counterparty risks are compounded by the fact that there are only a limited number of options available to invest in certain reference assets and, therefore, there may be few counterparties to swaps based on those reference assets. Investments in futures or swaps may expose the Fund to leverage, which may cause the Fund to be more volatile than if it had not been leveraged. Many derivatives are subject to segregation requirements, pursuant to which the Fund must segregate the market or notional value of the derivatives and which could impede the portfolio management of the Fund.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

Emerging Markets Risk. The Fund’s investments in emerging markets are subject to greater risk of loss than investments in developed markets. This is due to, among other things, greater market volatility, greater risk of asset seizures and capital controls, lower trading volume, political and economic instability, greater risk of market shutdown and more governmental limitations on foreign investments than typically found in developed markets. The economies of emerging markets, and China in particular, may be heavily reliant upon international trade and may suffer disproportionately if international trading declines or is disrupted.

Equity Securities Risk. Equity Securities Risk. Equity securities are subject to volatile changes in value that may be attributable to market perception of a particular issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes. In the event of liquidation, equity securities are generally subordinate in rank to debt and other securities of the same issuer.

ETF Risk. As an ETF, the Fund is subject to the following risks:

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants. To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to net asset value and may face delisting from the Exchange.

Cash Transactions Risk. Like other ETFs, the Fund sells and redeems its shares only in large blocks called Creation Units and only to “Authorized Participants.” Unlike many other ETFs, however, the Fund expects to effect its creations and redemptions primarily or exclusively for cash, rather than in-kind securities. Thus, an investment in the Fund may be less tax-efficient than an investment in other ETFs as the Fund may recognize a capital gain that it could have avoided by making redemptions in-kind. As a result, the Fund may pay out higher capital gains distributions than ETFs that redeem in-kind. Further, paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to net asset value that may be greater than those incurred by other exchange-traded funds.

Premium/Discount Risk. There may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than NAV when selling Fund shares. This risk is heightened in times of market volatility or periods of steep market declines. In such market conditions, market or stop-loss orders to sell the ETF shares may be executed at market prices that are significantly below NAV.

Secondary Market Trading Risk. Investors buying or selling shares in the secondary market will normally pay brokerage commissions, which are often a fixed amount and may be a significant proportional cost for investors buying or selling relatively small amounts of shares. Secondary market trading in Fund shares may be halted by the Exchange because of market conditions or other reasons. If a trading halt occurs, a shareholder may temporarily be unable to purchase or

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

sell shares of the Fund. In addition, although the Fund’s shares are listed on the Exchange, there can be no assurance that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed.

Fixed Income Securities Risk. Fixed income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will not make timely interest payments or repay the principal of the debt issued (i.e., it defaults on its obligations). This risk is significant, given that the Fund invests in unsecured debt instruments. Interest rate risk refers to fluctuations in the value of a debt resulting from changes in the level of interest rates. When interest rates go up, the prices of most debt instruments go down; and when interest rates go down, the prices of most debt instruments go up. Debt instruments with longer durations tend to be more sensitive to interest rate changes, typically making them more volatile. The current low-interest-rate environment heightens the risks associated with rising interest rates.

Pay-In-Kind and Step-Up Coupon Securities Risk. A pay-in-kind security pays no interest in cash to its holder during its life. Similarly, a step-up coupon security is a debt security that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Accordingly, pay-in kind and step-up coupon securities will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current, periodic distribution of interest in cash.

Perpetual Bonds Risk. Perpetual bonds offer a fixed return with no maturity date. Because they never mature, perpetual bonds can be more volatile than other types of bonds that have a maturity date and may be more sensitive to changes in interest rates. If market interest rates rise significantly, the interest rate paid by a perpetual bond may be much lower than the prevailing interest rate. Perpetual bonds are also subject to credit risk with respect to the issuer. In addition, because perpetual bonds may be callable after a set period of time, there is the risk that the issuer may recall the bond.

Variable and Floating Rate Securities Risk. During periods of increasing interest rates, changes in the coupon rates of variable or floating rate securities may lag behind the changes in market rates or may have limits on the maximum increases in coupon rates. Alternatively, during periods of declining interest rates, the coupon rates on such securities will typically readjust downward resulting in a lower yield. Floating rate notes are generally subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Fund needs to liquidate such securities.

Foreign Securities Risk. Investments in securities of non-U.S. issuers may be less liquid than investments in U.S. issuers as foreign trading markets are not typically as active as U.S. markets and may have less governmental regulation and oversight. For example, non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards than U.S. issuers. As a result, there may be less information publicly available about non-U.S. issuers. Investments in non-U.S. securities also involve risk of loss due to foreign currency fluctuations and political or economic instability. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing the Fund’s assets to be uninvested for some period of time.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

Geographic Focus Risk. The Fund’s investments will be focused in a particular country, countries, or region and therefore the Fund may be susceptible to adverse market, political, regulatory, and geographic events affecting that country, countries or region. Such geographic focus also may subject the Fund to a higher degree of volatility than a more geographically diversified fund.

Government and Quasi-Sovereign Debt Risk. Investments in government and quasi-sovereign bonds may involve special risks not present in corporate bonds. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities, such as due to the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor’s policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of government or quasi-government debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. During periods of economic uncertainty, the market prices of government and quasi-sovereign bonds, and the Fund’s NAV, may be more volatile than prices of corporate bonds, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of such government and quasi-sovereign bonds.

High Yield and Unrated Securities Risk. Securities that are unrated or rated below investment grade (or “junk bonds”) are subject to greater risk of loss of income and principal than highly rated securities because their issuers may be more likely to default. Junk bonds are inherently speculative. The prices of unrated and high yield securities are likely to be more volatile than those of highly rated securities, and the secondary market for them is generally less liquid than that for highly rated securities.

Investment in Investment Companies Risk. The Fund may invest up to 10% of its net assets in shares of other investment companies, including ETFs and PRC Investment Companies, provided that it does not own more than 3% of any investment company or invest more than 5% of its assets in any one investment company. These investments limitations do not apply to investments in U.S. money market funds. As a result of such investments, the Fund will indirectly be exposed to the risks of investments by such funds. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies’ expenses. To the extent that the Fund invests in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act, including foreign investment companies, it will not enjoy the protections of the 1940 Act.

Liquidity Risk. Certain of the Fund’s investments may be or become difficult to purchase or sell at a reasonable time and price. If a transaction is particularly large or if the relevant market is or becomes illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may cause the Fund to suffer significant losses and difficulties in meeting redemptions. If a number of securities held by the Fund stop trading, it may have a cascading effect and cause the Fund to halt trading. Volatility in market prices will increase the risk of the Fund being subject to a trading halt.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

Management Risk. Because the Fund may not fully replicate the Underlying Index and may hold less than the total number of securities in the Underlying Index, the Fund is subject to management risk. This is the risk that CCBS’s security selection process, which is subject to a number of constraints, may not produce the intended results.

Market Risk. The values of the Fund’s holdings could decline generally or could underperform other investments. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve, and/or other government actors, such as continuing to raise interest rates, could cause increased volatility in global financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund. Further, the Fund is susceptible to the risk that certain investments may be difficult or impossible to sell at a favorable time or price. Market developments may cause the Fund’s investments to become less liquid and subject to erratic price movements. Such market developments may also cause the Fund to encounter difficulties in timely honoring redemptions, especially if market events cause an increased incidence of shareholder redemptions.

Non-Diversified Fund Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a single portfolio holding or a relatively small number of portfolio holdings to have a greater impact on the Fund’s performance.

Passive Investment Risk. The Fund is not actively managed, does not seek to “beat” the Underlying Index and does not take temporary defensive positions when markets decline. Therefore, the Fund may not sell a security due to current or projected underperformance of a security, industry or sector. There is no guarantee that the Underlying Index will create the desired exposure. The Underlying Index may not contain an appropriate mix of securities, but the Fund’s investment objective and principal investment strategies impose limits on the Fund’s ability to invest in securities not included in the Underlying Index.

Privately-Issued Securities Risk. The Fund may invest in privately-issued securities, including those that are normally purchased pursuant to Rule 144A or Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”). Privately-issued securities are securities that have not been registered under the Securities Act and as a result are subject to legal restrictions on resale. Privately-issued securities are not traded on established markets and may be less liquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Fund. In addition, transaction costs may be higher for privately-issued securities than for more liquid securities. The Fund may have to bear the expense of registering privately-issued securities for resale and the risk of substantial delays in effecting the registration.

Securities Lending Risk. To the extent the Fund lends its securities, it may be subject to the following risks: (1) borrowers of the Fund’s securities typically provide collateral in the form of cash that is reinvested in securities; (2) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers; (3) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions; and (4) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

Subordinated Obligations Risk. Payments under some bonds may be structurally subordinated to other existing and future liabilities and obligations of the issuer. Claims of creditors of subordinated debt will have less priority as to the assets of the issuer and its creditors who seek to enforce the terms of the bond. Certain bonds may not contain any restrictions on the ability to incur additional unsecured indebtedness.

Tax Risk. In order to qualify for the favorable tax treatment generally available to regulated investment companies, the Fund must satisfy certain income, asset diversification and distribution requirements each year. If the Fund were to fail to qualify as a regulated investment company, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income.

Tracking Error Risk. The Fund’s return may not match or achieve a high degree of correlation with the return of the Underlying Index. This may be due to, among other factors, the Fund holding cash under certain circumstances in lieu of Underlying Index securities, such as when the Fund is subject to delays converting U.S. dollars into a foreign currency to purchase foreign securities. The Fund may not be able to invest in certain components of the Underlying Index due to legal restrictions imposed by foreign governments or other regulatory reasons. In addition, securities included in the Underlying Index may be suspended from trading. To the extent that the Fund employs a representative sampling strategy or calculates its NAV based on fair value prices and the value of the Underlying Index is based on securities’ closing prices on local foreign markets, the Fund’s ability to track the Underlying Index may be adversely affected. Changes in currency exchange rates or delays in converting currencies may also cause tracking error.

U.S. Dollar-Denominated Chinese Debt Securities Risk. Chinese debt securities denominated in U.S. dollars may behave very differently from RMB Bonds, and there may be little to no correlation between the performance of the two. For example, changes to currency exchange rates may impact issuers of Chinese debt securities denominated in U.S. dollars differently than issuers of RMB Bonds. Currency exchange rates can be very volatile and can change quickly and unpredictably, which may adversely affect the Fund. In addition, if the U.S. dollar increases in value against the local currency of a debt issuer, the issuer may be subject to a greater risk of default on their obligations (i.e., are unable to make scheduled interest or principal payments to investors).

Valuation Risk. Independent market quotations for the non-U.S. securities held by the Fund may not be readily available, and such securities may be fair valued. Fair valuation is subjective and different market participants may assign different prices to the same security. As a result, there is a risk that the Fund may not be able to sell a security at the price assigned to the security by the Fund. In addition, the securities in which the Fund invests may trade on days that the Fund does not price its shares; as a result, the value of Fund shares may change on days when investors cannot purchase or sell their holdings.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

KraneShares CCBS China Corporate High Yield Bond USD Index ETF | Summary Prospectus

Performance Information

Once the Fund has completed a full calendar year of operations, a bar chart and table will be included in this Prospectus that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance. Once available, the Fund’s current performance information will be available at www.kraneshares.com. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser and Sub-Adviser

Krane Funds Advisors, LLC (“Krane” or “Adviser”) serves as the investment adviser to the Fund.

CCB Securities Ltd. serves as the sub-adviser to the Fund.

Portfolio Manager

Yan, Ka Lok “Nelson” has served as portfolio manager for the Fund since its inception.

Purchase and Sale of Fund Shares

Shares may be purchased and redeemed from the Fund only in “Creation Units” of 50,000 shares, or multiples thereof. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on the Exchange. Individual shares can be bought and sold throughout the trading day like other publicly traded securities through a broker-dealer on the Exchange. These transactions do not involve the Fund. The price of an individual Fund share is based on market prices, which may be different from its NAV. As a result, the Fund’s shares may trade at a price greater than the NAV (at a premium) or less than the NAV (at a discount). Most investors will incur customary brokerage commissions and charges when buying or selling shares of the Fund through a broker-dealer.

Tax Information

The Fund’s distributions are generally taxable as ordinary income or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged retirement account, which may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund’s shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund’s shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.